Exhibit 99.1

Range Resources 1 Houston, Pennsylvania Gas Processing Plant Tour October 28, 2008 RANGE RESOURCES

Range Resources 2 Statements concerning future capital expenditures, production volumes, reserve volumes, reserve values, reserve potential, number of development and exploration projects, finding costs, operating costs, overhead costs, cash flow and earnings are forward-looking statements. These statements are based on assumptions concerning commodity prices, recompletions and drilling results, lease operating expenses, administrative expenses, interest and other financing costs that management believes are reasonable based on currently available information; however, management’s assumptions and the Company’s future performance are both subject to a wide range of business risks and there is no assurance that these results, goals and projections can or will be met. This presentation includes certain non-GAAP financial measures. Reconciliation and calculation schedules for the non-GAAP financial measures can be found on our website at www.rangeresources.com. The SEC has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Forward-Looking Statements - Range Resources

Range Resources 3 Forward-Looking Statements - MarkWest This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Range Resources 4 Introduction and Welcome Rodney Waller Rodney Waller Sr. Vice Sr. Vice-President President- Chief Compliance Officer Chief Compliance Officer Range Resources Range Resources

Range Resources 5 Agenda 11:00 a.m. Introduction and Welcome – Rodney Waller 11:05 a.m. Marcellus impact – John Pinkerton 11:15 a.m. Overview of the Marcellus Shale – Jeff Ventura 11:25 a.m. Technical challenges of Shale Plays and Range’s Progress in the Marcellus – Ray Walker 11:55 a.m. Houston Processing Plant Details and Infrastructure Future Plans – Frank Semple 12:15 p.m. Lunch 12:30 p.m. Q & A 1:00 p.m. Plant tour 2:00 p.m. Return to Hotel

Range Resources 6 Marcellus Impact John Pinkerton John Pinkerton Chairman and CEO Chairman and CEO Range Resources Range Resources

Range Resources 7 Overview of Marcellus Jeff Ventura Jeff Ventura President and Chief Operating Officer President and Chief Operating Officer Range Resources Range Resources

Appalachian Devonian Shale – Large Upside



Comparative Size of the Barnett Shale Core Texas
Shallow, lower pressure & oily
Over-pressured
Under-pressured
Big Sandy Fields
Barnett Shale Core Area -- Texas

- Devonian Shale in Appalachia covers ~63 million acres
- FW Barnett Core area as pictured covers ~2 million acres
- Big Sandy and adjacent fields (Huron Shale) have been under development since 1920's and produced ~3 Tcf in an underpressured geological setting
- The Marcellus Shale located in the over-pressured setting is beginning to be evaluated

MARKWEST
Range Resources
8

Range Resources 9 Marcellus Shale – 2 Distinct Areas Areas under development Marcellus Fairway Southwest Northeast 22 Tcfe 7 Tcfe 15 Tcfe Upper Range 15 Tcfe 5 Tcfe 10 Tcfe Lower Range Net Unrisked Potential 3-4 Bcfe 3-4 Bcfe 3-4 Bcfe Net Reserves/well ~ 900,000 ~ 350,000 ~550,000 “Fairway” Acreage Total Northeast Southwest WET GAS HIGH BTU DRY

Range Resources 10 Marcellus Drilling Permits Anadarko Atlas Cabot Chesapeake Chief CNX Dominion East Resources EOG Equitable Fortuna North Coast PGE Petroedge Range Resources Seneca Resources Southwestern Stone Turm Ultra XTO

Range Resources 11 Marcellus SW PA Core Area – Drilling Permits Marshall Green Washington Atlas Resources drilled 78 vertical wells and 1 horizontal well Producing 20 Mmcfpd from 69 wells Wetzel Westmoreland Fayette Allegheny Range Atlas Chesapeake CNX Equitable Range Resources Drilled 29 horizontal wells and 51 vertical wells CNX – first vertical tested 1.3 Mmcfpd Drilled horizontal well Chesapeake – Announced 9 Mmcfpd from 2 horizontal Completions combined Equitable Resources Drilled 3 horizontals First completion test averaged 1.9 Mmcfpd in 30 day test

Range Resources 12 Marcellus NE PA Core Area – Drilling Permits Range Anadarko Cabot Chesapeake Chief EOG EXCO Fortuna Turm Oil Ultra Bradford Tioga Susquehanna Wyoming Sullivan Columbia Luzerne Lycoming Clinton Clearfield Center Range Resources Drilled 4 vertical and 1 horizontal well Marcellus Outcrop EXCO Resources Drilled 2 horizontal wells EOG Resources Drilled 2 horizontal test Potter Chief Oil & Gas Drilled 4 vertical and 3 horizontal wells Ultra Epsilon/Turm Oil – Drilled 1 veritical and 3 horizontals Vertical test IP reported at 467 Mcfpd after 72 hrs Anadarko Petroleum Drilled 2 vertical wells Cabot Oil & Gas Drilled verticals and 1 horizontal Initial verticals IP’s reported at 800 Mcfpd to 1,100 Mcfpd Fortuna Chesapeake Allegany Steuben Chemung Tioga Broom

Range Resources 13 69% 45% 86% 33% 47% 64% IRR $9.00 12.5% (1) 0.8 – 1.5 $1.0 – $1.5 10 - 15 4 3.5 150 - 200 3,500 – 5,500 HURON 200 – 240 50 – 200 150 20 – 200 100 – 500 Thickness, ft 3 – 5 2 – 10 3 – 10 4.0 – 9.5 3.5 – 8.0 Avg TOC, wt% 10,500 – 13,500 5,000 – 8,500 6,000 – 13,000 1,500 – 6,500 6,500 – 9,000 Depth, ft TVD 150 – 250 70 – 150 40 – 120 25 – 65 50 – 200 GIP, BCF/Section 8 – 12 6 6 – 8 2 – 8 4 – 6 Avg Total Porosity % $9.00 25% 4.5 – 8.5 $6.0 – $7.0 L/BOSSIERHAYNESVILLE BARNETT (CORE) FAYETTEVILLE ARKOMA BASIN WOODFORD MARCELLUS Drilling & Completions Cost ($mm) $2.0 - $3.0 $1.75 – $3.05 $4.6 – $8.0 $3.0 – $4.0 Avg. EUR, Bcf 3.0 2.0 – 3.0 3.0 – 5.0 3.5 Royalty % 25% 13% 27% 15% Realized Price (Assuming $9 NYMEX) $8.50 $8.50 $8.25 $9.30 Source: Deutsche Bank Research report dated July 22, 2008 Huron is internal Range estimate. (1) RRC owns minerals, Range WI = 50%, NRI = 56% Marcellus Shale – Generates High IRR

Range Resources 14 Technical Challenges and Range’s Progress Ray Walker Ray Walker Vice Vice-President President-Appalachian Shale Appalachian Shale and Corporate Completion Technology and Corporate Completion Technology Range Resources Range Resources

Range Resources 15 Marcellus Timeline – The Early Years – Plugged back the Renz Unit #1 in Marcellus and pumped the first slick water frac east of Mississippi – Established first commercial Marcellus Shale well in Appalachia Basin – Completed study of Marcellus shales in Pennsylvania and West Virginia and initiated major leasing effort, primarily in SW Pennsylvania – Drilled two vertical confirmation wells – Continued first mover advantage in play acquiring 235,000 net acres 2005 2004

Range Resources 16 Marcellus Timeline – The Testing Period – Drilled first Marcellus horizontal well in Pennsylvania – Obtained full cores in Marcellus – Drilled 18 verticals and two horizontals – Completed basinal study of Marcellus shale using over 400 data points and identifying primary Marcellus shale trends in Pennsylvania – Continued aggressive leasing efforts increasing position to 314,000 net acres – Completed first commercial Marcellus shale horizontal well in Basin 2006

Range Resources 17 Marcellus Timeline – The Cross Over Year – Established Pittsburgh office to focus solely on Marcellus shale – Drilled 44 vertical and 15 horizontal wells with several exploratory wells across full fairway area of Marcellus – Drilled back-to-back ten well vertical well program to lower costs to $850,000 per well – Established major contracts with key service companies, pipe suppliers and drilling contractors to bring “Barnett” style equipment to Basin – Continued to increase leasehold position to 650,000 net acres – After adjusting completion techniques, last five horizontals IP at 1.4 to 4.7 Mmcfe per day 2007

Marcellus Timeline – The Development Begins

2008
- Ran first 3-D seismic surveys targeting Marcellus shale in PA
- Established major drilling and contractor base in SW PA
- Entered into major contract with MarkWest for gathering and processing in core development areas in March 2008
- Sourced sufficient water resources and disposal facilities for next three years
- Contracted for 6 upgraded fit-for-purpose rigs for 2009
- 150 Mmcf per day firm transportation contracted
- 1st phase of 150 Mmcf per day gas processing facility opened
- Second gas processing facility identified for future expansion at Majorsville, West Virginia
- Dry gas gathering infrastructure commenced in SW/NE PA
- Leasing activity brings acreage to ~900,000 net acres in Marcellus fairway with total of 1.4 million acres prospective

MARKWEST Range Resources 18

Range Resources 19 Overview – Range – Marcellus Shale Drilled approximately 68 verticals – EURs – Avg 0.5 BCFE to over 1.0 BCFE Currently drilling our 38th horizontal well – Initial 24 hr rates of last 18 completions average 4.1 Mmcfed Range has invested over $700MM to date Range has about 900,000 acres in the Marcellus fairway Tested multiple frac and completion designs in multiple geologic regimes Invested in science and reservoir description all across the basin Range has invested substantial capital with its midstream partner MarkWest Secured both pipeline capacity and water withdrawal and disposal capacity Range will exit 2008 at 30 Mmcfed and targeting 80 to 100 Mmcfed at end of 2009

Range Resources 20 What Does it Take to be Successful in the Marcellus? Acreage in the right geological setting • ~900,000 acres in the Marcellus Fairway Technical team with proven shale experience • Pittsburgh office dedicated solely to the Marcellus • All key personnel have significant shale experience Rigs and services in place with correct capabilities • High quality contractors with significant shale experience now have operations in Appalachia Water source and disposal • Arrangements in place from approved water source and disposal facilities covering next several years Gathering and processing facilities • MarkWest brought in to accelerate build out of gathering and processing facilities Transportation to market • 150 Mmcf/d in place, negotiating to add more

Range Resources 21 Conclusion We have all seen significant and encouraging results in the Marcellus to date Range Resources and others consider the Appalachia Shales to be a significant resource and a major growth area for the future People, Science, Operations and Resources will be the key to success

Range Resources 22 Keys to Shale Completions People Operations Science Resources Statistics

Range Resources 23 Houston Processing Plant and Future Plans Frank Semple Chairman, President and CEO MarkWest Energy Partners MarkWest Energy Partners

Range Resources 24 MarkWest Overview Growth-oriented, midstream company focused on providing natural gas gathering, processing, and downstream pipeline services Master limited partnership traded on New York Stock exchange (Ticker: MWE) with 56.6 million common units outstanding 152% distribution growth since May 2002 initial public offering 3Q08 Annualized Distribution: $2.56 per common unit Enterprise Value (10/22/08): $1.9 billion

Range Resources 25 Growth Driven by Customer Satisfaction “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey R A N G E RESOURCES

MWE Geographic Footprint





- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline

- **East Texas**
  - 500 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 160 MMcf/d processing capacity
- **Southeast Oklahoma**
  - 400 MMcf/d gathering capacity
  - 40 MMcf/d processing capacity
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities





- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - 30 MMcf/d processing capacity (Marcellus)
  - Additional gathering and processing infrastructure under construction in the Marcellus shale

- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

MARKWEST Range Resources 26

Range Resources 27 East Texas System Overview ¦Competitive advantages Located in prolific East Texas Basin • Cotton Valley, Travis Peak, Pettit formations Multiple gas and NGL outlets to downstream markets System and plant are essentially new; highly fuel efficient with minimal losses Low-pressure service Common suction design for optimized compression redundancy ¦Gathering system 500 MMcf/d capacity Over 300 miles of pipe Over 100,000 hp of compression ¦Gas processing plant 200 MMcf/d cryogenic gas plant 80 MMcf/d expansion under way; operational by December 2008

Range Resources 28 Current Appalachian Basin Midstream Infrastructure Existing Fractionation, Storage & Marketing Complex (22,000 Bbl/d following expansion) Existing Gas Processing Facilities Third Party Processing facilities The largest processor in Appalachian Basin with 20 year operating history Current processing capacity of 295 MMcf/d growing to 330 MMcf/d by mid-2009 Current fractionation capacity of 14,000 Bbl/d growing to 22,000 Bbl/d by mid-2009 Storage capacity of 11 million gallons Marketing capability includes truck, rail, and barge Long-term NGL markets for all products

Current Facilities and Projects under Construction


Houston Dewpoint Plant
30 MMcf/d Refrigeration Plant
(Oct 2008)
Houston I Plant
30 MMcf/d Cryogenic Plant and Depropanizer
(1Q09)
Houston II Plant
120 MMcf/d Cryogenic Plant and Depropanizer
(4Q09)
MarkWest Stand alone Gathering Facilities
• 80 – 90 miles of high-pressure gathering pipeline
• 12 – 14 central delivery compressor stations
• 50,000 – 75,000 horsepower of compression
Ohio
Pennsylvania
West Virginia
Area to be served by MarkWest gathering and compression facilities
DPC

MARKWEST Range Resources 29

Range Resources 30 Planned Expansion Projects Ohio Pennsylvania West Virginia Future high-pressure gathering Over 100+ miles of high-pressure trunkline and 20+ compressor stations MarkWest standalone rich gas gathering capacity of 150+ MMcf/d Columbia/MarkWest rich gas gathering capacity of 175+ MMcf/d Future processing capacity 2 processing plants with up to 180 MMcf/d of additional processing capacity Market outlets to Columbia Gas Transmission and National Fuel Future NGL Infrastructure Fractionation capacity of up to 20,000+ Bbl/day Propane sales marketed by truck, pipeline, and rail Normal butane, iso-butane, and natural gasoline marketed by truck, pipeline, and rail

Range Resources 31 Unique Structure. Aggressive Growth. Proven Results. Midstream MLP with successful track record of quality growth and financial performance Top-ranked in customer satisfaction High-quality assets serving very prolific natural gas basins in U.S. Diverse portfolio of approved expansion projects Strong balance sheet with sufficient liquidity to support the current capital program Focused on superior and sustainable distribution growth for unitholders